                                                                   Goldman Sachs
                                                       Transportation Conference
                                                                February 5, 2001


                              CONTINENTAL AIRLINES

                                   [GRAPHIC]

                             POISED FOR A GREAT YEAR

PLEASE NOTE THAT THE DISCUSSION TODAY MAY CONTAIN FORWARD LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD LOOKING STATEMENTS. ADDITIONAL INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS IS CONTAINED IN THE COMPANY'S FORM 10-K AND OTHER SECURITIES FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             CONSISTENTLY PROFITABLE

                       23 CONSECUTIVE PROFITABLE QUARTERS

                    CUMULATIVE PRE-TAX NET INCOME ($MILLIONS)



                                    [GRAPH]



Excludes non-recurring gains and charges (net gain of $130M)

                  CONTINENTAL OUTPACES INDUSTRY PROFITABILITY

                             FOURTH QUARTER 2000 EPS


                                   WN    CO    NW     AA      DL     US     UA       HP
% CHANGE YEAR OVER YEAR            61%   45%   10%   (40)%   (51)%  (96)%  (226)%   (279)%



Excludes non-recurring gains and charges
Source:  First Call

                           STRONG ON-TIME PERFORMANCE

                                   YEAR 2000



                        1Q             2Q             3Q             4Q          Full Year
                       -----          ----           ----           ----         ---------
D.O.T. RANKING          3rd           3rd             2nd            1st            1st

COMPLETION
FACTOR                 98.0%          98.0%          98.5%          98.6%          98.3%



*Rank based on Top 10 US Major Carriers

                     GAP BETWEEN THE BEST & INDUSTRY WIDENS
                          1998 - 2000 JD POWER RANKING
                                   (LONG-HAUL)




                                 JD POWER SCORE
        -----------------------------------------------------------------
        FLIGHT ATTENDANTS     AIRPORT CHECK-IN       OVERALL SATISFACTION
        -----------------     ----------------       --------------------

1998          109                    116                      110
1999          116                    116                      118
2000          121                    122                      123


JD Power & Associates Airline Satisfaction Studies (1998 through 2000)

                         EMPLOYEES ENJOY COMING TO WORK


                                    FORTUNE
                         100 BEST COMPANIES TO WORK FOR

                          - - - - - RANKING - - - - -

[GRAPHIC]


AIRLINE  1998     1999     2000
-------  ----     ----     ----

CO        40       23       18
WN         4        2        4
AA       N/A      N/A      N/A
DL       N/A      N/A      N/A
HP       N/A      N/A      N/A
NW       N/A      N/A      N/A
UA       N/A      N/A      N/A
US       N/A      N/A      N/A

                   LARGE LOCAL TRAFFIC BASE PROVIDES STABILITY


CO                64%
UA                56%
AA                56%
US                51%
DL                47%
NW                47%


Source: LTM Q499 O&D Pax DB1A Data; US Domestic only

                     NEW YORK DOMESTIC MARKET SHARE LEADER
                             NEW YORK CITY REVENUE %
                              FIRST SIX MONTHS 2000



CO                       24.3
AA                       18.5
DL                       15.0
UA                       14.1
US                        8.0
NW                        4.6


Source: O&D Plus database, Top 6 Major U.S. Carriers Shown

                         DIRECT RAIL SERVICE TO NEWARK



                                  [FLOWCHART]



MODE OF TRANSPORT         EST. TRAVEL TIME*        EST. COST
-----------------         -----------------        ---------


PRIVATE CAR SERVICE          1 HR 15 MIN.          $50-$75
DIRECT RAIL SERVICE          30 MIN.                    $9
*BETWEEN 5-6:30P


                       NORTHWEST ALLIANCE EXPANDS NETWORK

                                     [MAP]

BEST . . .
   ACCORDING TO CUSTOMERS . . .


                      JD Power Award for Long Haul - 1996
                      JD Power Award for Long Haul - 1997
                      JD Power Award for Long Haul - 1999
                      JD Power Award for Long Haul - 2000
                      JD Power Award for Short Haul - 2000

BEST . . .
  ACCORDING TO EMPLOYEES . . .

                 Fortune 100 Best Companies To Work For - 1999
                 Fortune 100 Best Companies To Work For - 2000
                 Fortune 100 Best Companies To Work For - 2001

BEST . . .
  ACCORDING TO PEERS


                 Air Transport World Airline of the Year - 1996
                 Air Transport World Airline of the Year - 2001

                              FINANCIAL PERFORMANCE

                                   [GRAPHIC]

                              CONTINENTAL AIRLINES

                                PROFITS CONTINUE




                                                                                2000 VS 1999
($MILLIONS)                               2000                1999             BETTER/(WORSE)
-----------                               ----                ----             -------------


OPERATING REVENUE                       $ 9,899              $ 8,639            $  1,260
Operating Expense                         9,215                7,958              (1,257)
                                        -------              -------            --------
Operating Earnings                          684                  681                   3

Net Interest Exp./Non-Op                    122                  129                   7
                                        -------              -------            --------
Net Income Before Taxes                     562                  552                  10

Taxes/Other                                 220                  214                  (6)
                                        -------              -------            --------
Net Income                              $   342              $   338            $      4
                                        =======              =======            ========

ASMs (millions)                          86,100               81,946                 5.1%
Load Factor                                74.5%                73.2%                1.3pts
Total Revenue per ASM                     10.67(cent)           9.86(cent)           8.2%
Cost per ASM                               9.76(cent)           8.99(cent)          (8.6)%
Fuel Cost / Gallon                         86.7(cent)           47.3(cent)         (83.2)%


Excludes Special Gains and Charges

                          MODERATE GROWTH PLAN FOR 2001
                           EXCLUDING PACIFIC ONLY 3.5%



                                  [BAR GRAPH]


                                 SYSTEM                     LATIN
                               EX-PACIFIC     DOMESTIC     AMERICA     TRANSATLANTIC
                               ----------     --------     -------     -------------
% INCREASE/(DECREASE)             3.5%          5.0%        2.0%          (2.0)%

% OF SYSTEM                        90%           62%         12%            16%


Pacific region will grow 24% primarily from the addition of New York to Hong Kong.

                              STRONG DOMESTIC RASM

                               RASM VS. INDUSTRY



1994            80%
1996           101%
1998           105%
2000           112%



Length of Haul Adjusted

                            RASM GAINS IN ALL REGIONS

                                      2000

                                 RASM % GROWTH


Domestic                 8.7%
Atlantic                 4.8%
Latin                    6.1%
Pacific                 16.9%

                            COSTS ARE BEING MANAGED

                        CASM HOLDING FUEL RATE CONSTANT

                           YEAR-OVER-YEAR % INCREASE



1998                1.4%
1999                1.4%
2000                1.5%
2001E               1.3%

                           DISTRIBUTION COSTS DECLINE

                       DISTRIBUTION COSTS AS A % OF SALES



1996                20.7%
1998                16.4%
2000                13.9%
2004E               7-10%

                            MARKET DRIVEN FLEET PLAN

                                  [BAR GRAPH]

                               TOTAL JET AIRCRAFT

               2000    2001   2002  2003   2004   2005
               ----    ----   ----  ----   ----   ----
MINIMUM         371     389    402   385    372    365
MAXIMUM         371     390    428   475    512    530
FLEET TYPES:      5       5      5     4      4      3





MINIMUM = COMMITTED FLEET LESS LEASE EXPIRATIONS
MAXIMUM = COMMITTED FLEET AND ALL OPTIONS ARE EXERCISED

                          YOUNG FLEET IS FUEL EFFICIENT

                                  [BAR GRAPH]

                           YEAR-OVER-YEAR % INCREASE



                              1998           1999        2000
                              ----           ----        ----

ASMS                          10.6%          9.7%         5.1%
GALLONS CONSUMED               9.6%          3.7%        (0.3)%

                              2001 FLEET FINANCING

o        24 BOEING AIRCRAFT

o        AMOUNT FINANCED:                $889 MILLION

o        AVERAGE INTEREST RATE:                  7.81%

o        NEW AIRCRAFT:                  17 BOEING 737
                                         7 BOEING 767
                               ----------------------

o        COMPLETES AIRCRAFT FINANCING THROUGH SEPTEMBER 2001

                                  OPPORTUNITIES

                                   [GRAPHIC]

                              CONTINENTAL AIRLINES

                       2001 - CO POISED FOR A GREAT YEAR

o        EXCELLENT EMPLOYEE RELATIONS - NO OPEN LABOR CONTRACTS

o        INDUSTRY LEADING PRODUCT

o        RASM PREMIUM TO INDUSTRY

o        INDUSTRY GROWTH IN LINE WITH GDP

o        STRONG LOCAL MARKET PROVIDES STABILITY

o        FUEL PRICE EXPECTATIONS BETTER 2001 VS 2000

o        STRONG ALLIANCE RELATIONSHIPS

o        YOUNG, FUEL-EFFICIENT FLEET

o        STRONG MANAGEMENT TEAM

                            CONTINENTAL'S HIGH RETURN

                             LOW RISK OPPORTUNITIES


                                                            GOAL
                                                 ---------------------------
                                                                 ANNUAL
                                      TODAY      2005        PRETAX BENEFITS
                                      -----      ----        ---------------

o        DIST. COST % OF REVENUE       13.9%     7-10%        $275 MILLION

o        LOW RISK GROWTH              2,455     3,400         $175 MILLION
           (DAILY DEPARTURES)

o        FLEET TYPES                      5         3         $125 MILLION

o        ALLIANCE PARTNERS               19        20         $100 MILLION

o        BUSINESS MIX                  47.2%    50-55%        $100 MILLION
                                                              -------------
                                                              $775 MILLION

                             [PICTURE OF AIRPLANE]